Exhibit 99.1

GENERAL INFORMATION PAGE

FILL IN THE INFORMATION HERE TO POPULATE THE GENERAL FIELDS OF THE WORKSHEET

CASE NAME	Restoragen, Inc

CASE NUMBER	02-83998

PETITION DATE	12/17/02

End of Month 1	12/31/02

Notes:

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CASE NAME: Restoragen, Inc	MONTHLY OPERATING REPORTS	FORM OPR-1A
CASE NUMBER: 02-83998	COMPARATIVE BALANCE SHEETS

	PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03

ASSETS

CURRENT ASSETS
Cash	758,790	871,544	3,776,610	3,362,770	3,324,751	3,173,573	0
Accounts Receivable, Net (Sched. A)	486,561	241,561	107,482	107,482	0	0	0
Inventory, At Lower Of Cost Or Market	0	0	0	0	0	0	0
Prepaid Expenses	349,262	286,789	306,110	278,475	250,840	223,205	0
Other	24,500	24,500	19,195	0	0	0	0

Total Current Assets	1,619,113	1,424,394	4,209,397	3,748,727	3,575,591	3,396,778	0

PROPERTY, PLANT & EQUIPMENT (Sched. B)	27,930	27,930	27,930	27,930	27,930	27,930	0
Less Accumulated Depreciation	9,408	12,054	12,054	12,054	14,700	14,700	0

Net Property	18,522	15,876	15,876	15,876	13,230	13,230	0

OTHER ASSETS (Describe)
loan origination fees	253,969	250,000	229,167	208,334	187,500	166,667	0

Total Other Assets	253,969	250,000	229,167	208,334	187,500	166,667	0

TOTAL ASSETS	1,891,604	1,690,270	4,454,440	3,972,937	3,776,321	3,576,675	0

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING OPERATING REPORTS, CONSISTING OF 9 PAGES ARE TRUE AND CORRECT.

Date submitted	4/23/03	Signed	/s/ David Walker	David Walker
(Printed name of signatory)

CASE NAME: Restoragen, Inc	MONTHLY OPERATING REPORTS
CASE NUMBER: 02-83998	COMPARATIVE BALANCE SHEETS

	PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03

LIABILITIES & STOCKHOLDERS’ EQUITY

LIABILITIES
Post Petition Liabilities (Sched. C)	0	310,866	581,856	554,504	701,522	754,622	0

Pre Petition Liabilities
Notes Payable - Secured	19,425,175	19,425,175	19,425,175	19,425,175	19,425,175	19,425,175	0
Priority Debt	0	0	0	0	0	0	0
Unsecured Debt	968,578	968,578	968,577	949,681	949,681	949,681	0
Other	4,194,471	4,107,718	4,000,017	4,013,678	4,010,267	4,008,972	0

Total Pre Petition Liabilities	24,588,224	24,501,471	24,393,769	24,388,534	24,385,123	24,383,828	0

Total Liabilities	24,588,224	24,812,337	24,975,626	24,943,038	25,086,645	25,138,450	0

STOCKHOLDERS’ EQUITY
Preferred Stock (PIC)	3,544	3,544	3,544	3,544	3,544	3,544
Common Stock (PIC)	73,794	73,794	73,794	73,794	73,794	73,794
Paid-In Capital (APIC)	81,345,226	81,346,301	81,338,958	81,331,614	81,324,270	81,316,926
Retained Earnings
Through Filing Date	-104,119,184	-104,119,184	-104,119,184	-104,119,184	-104,119,184	-104,119,184
Post Filing Date	0	-426,522	2,181,702	1,740,131	1,407,252	1,163,145

Total Stockholders’ Equity	-22,696,620	-23,122,067	-20,521,186	-20,970,101	-21,310,324	-21,561,775	0

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	1,891,604	1,690,270	4,454,440	3,972,937	3,776,321	3,576,675	0

CASE NAME: Restoragen, Inc		FORM OPR-2
CASE NUMBER: 02-83998	STATEMENT OF INCOME (LOSS) - POST PETITION

	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03	YEAR TO DATE 04/30/03

NET REVENUE (INCOME)	0	0	0	25,000	0	0	25,000

COST OF GOODS SOLD
Materials	0	0	0	0	0	0	0
Labor - Direct	0
Manufacturing Overhead	0

Total Cost of Goods Sold	0	0	0	0	0	0	0

GROSS PROFIT	0	0	0	25,000	0	0	25,000

OPERATING EXPENSES
Selling & Marketing	0	0	0	0	0	0	0
Executive & Mgmt. Salaries	42,273	283,840	173,333	48,333	48,333		596,112
Office & Other Salaries
Rent		1,850	-150	850	850		3,400
Other (Attach Schedule)	248,105	171,634	71,384	76,683	56,534		624,340

Total Operating Expenses	290,378	457,324	244,567	125,866	105,717	0	1,223,852

OTHER EXPENSES
Quarterly Fees	0	250	0	5,000	0	0	5,250
Depreciation	2,646	0	0	2,646	0		5,292
Interest	45,605	108,750	108,750	108,750	108,750		480,605
Attorney’s Fees	88,611	126,364	90,728	118,013	31,825		455,541
Other Professional Fees

Total Other Expenses	136,862	235,364	199,478	234,409	140,575	0	946,688

Total Expenses	427,240	692,688	444,045	360,275	246,292	0	2,170,540

OTHER INCOME
Gain on sale of Intellectual Property		3,300,000					3,300,000
Interest Income	718	912	2,474	2,396	2,185		8,685

Total Other Income	718	3,300,912	2,474	2,396	2,185	0	3,308,685

NET INCOME (LOSS)	-426,522	2,608,224	-441,571	-332,879	-244,107	0	1,163,145

CASE NAME: Restoragen, Inc		FORM OPR-3
CASE NUMBER: 02-83998	STATEMENT OF SOURCE AND USE OF CASH

	PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	YEAR TO DATE 04/30/03
CASH DIFFERENCE
Current Ending Cash Balance	758,790	871,544	3,776,610	3,362,770	3,324,751	3,173,573	3,173,573
Less Ending Prior Month Balance		758,790	871,544	3,776,610	3,362,770	3,324,751	758,790

NET CASH INCREASE(DECREASE)		112,754	2,905,066	-413,840	-38,019	-151,178	2,414,783

SOURCES OF CASH
Income (Loss) From Operations		-426,522	2,608,224	-441,571	-332,879	-244,107	1,163,145
Add: Non-cash items (Depr. & Amort.)		3,721	-7,344	-7,344	-4,698	-7,344	-23,009

Cash Generated From Operations		-422,801	2,600,881	-448,915	-337,577	-251,451	1,140,137

Add: Decrease in Assets
Accounts Receivable		245,000	134,079	0	107,482	0	486,561
Inventory		0	0	0	0	0	0
Prepaid Expenses		62,473	0	27,635	27,635	27,635	145,378
Property, Plant & Equipment		0	0	0	0	0	0
Other Current Assets		0	5,305	19,195	0	0	24,500
Other Assets		3,969	20,833	20,833	20,834	20,833	87,302

Increase in Liabilities:
Post Petition Liabilities		310,866	270,990	0	147,018	53,100	781,974
Pre Petition Liabilities		0	0	0	0	0	0

TOTAL SOURCES OF CASH		199,507	3,032,088	-381,252	-34,608	-149,883	2,665,852

USE OF CASH
Subtract: Increase in Assets
Accounts Receivable		0	0	0	0	0	0
Inventory		0	0	0	0	0	0
Prepaid Expenses		0	19,321	0	0	0	19,321
Property, Plant & Equipment		0	0	0	0	0	0
Other Current Assets		0	0	0	0	0	0
Other Assets		0	0	0	0	0	0

Decrease in Liabilities:
Post Petition Liabilities		0	0	27,352	0	0	27,352
Pre Petition Liabilities		86,753	107,702	5,235	3,411	1,295	204,396

TOTAL USE OF CASH		86,753	127,022	32,588	3,411	1295	251,069

NET CASH INCREASE (DECREASE)		112,754	2,905,066	-413,840	-38,019	-151,178	2,414,783

CASE NAME: Restoragen, Inc		SCHEDULE A
CASE NUMBER: 02-83998	SCHEDULE OF ACCOUNTS RECEIVABLE AGING

		TOTAL ACCOUNTS RECEIVABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91-120 DAYS	OVER 120 DAYS

Date of Filing:	12/17/02	486,561	486,011	0	0	0	550
% of Total		100%	99.89%	0.00%	0.00%	0.00%	0.11%

Month:	12/31/02	241,561	241,011	0	0	0	550
% of Total		100%	99.77%	0.00%	0.00%	0.00%	0.23%

Month:	01/31/03	107,482	4,500	102,432	0	0	550
% of Total		100%	4.19%	95.30%	0.00%	0.00%	0.51%

Month:	02/28/03	107,482		4,500	102,432	0	550
% of Total		100%	0.00%	4.19%	95.30%	0.00%	0.51%

Month:	03/31/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

Month:	04/30/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

Month:	05/31/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

CASE NAME: Restoragen, Inc		SCHEDULE B
CASE NUMBER: 02-83998	SCHEDULE OF FIXED ASSETS

	MONTH 12/31/02	MONTH 01/31/03	MONTH 02/28/03	MONTH 03/31/03	MONTH 04/30/03	MONTH 05/31/03

FIXED ASSETS:
Buildings	0	0	0	0	0
Land	0	0	0	0	0
Improvements	0	0	0	0	0
Office Furniture	0	0	0	0	0
Office Equipment	0	0	0	0	0
Computer Equipment	15,876	15,876	15,876	13,230	13,230
Shop Machinery	0	0	0	0	0
Shop Equipment	0	0	0	0	0
Automobiles	0	0	0	0	0
Vans	0	0	0	0	0
Trucks	0	0	0	0	0
Trailers	0	0	0	0	0
Heavy Equipment	0	0	0	0	0
Other Vehicles	0	0	0	0	0
Major Tools	0	0	0	0	0
Boat & Airplane	0	0	0	0	0
Warehouse Equipment	0	0	0	0	0
Other	0	0	0	0	0

TOTAL FIXED ASSETS	15,876	15,876	15,876	13,230	13,230	0

CASE NAME: Restoragen, Inc		SCHEDULE C
CASE NUMBER: 02-83998	SCHEDULE OF POST PETITION DEBT

	MONTH 12/31/02	MONTH 01/31/03	MONTH 02/28/03	MONTH 03/31/03	MONTH 04/30/03	MONTH 05/31/03

TRADE ACCOUNTS PAYABLE	257,917	412,813	269,367	300,291	237,297

TAXES PAYABLE:
Federal Payroll Taxes
State Payroll Taxes
State Sales Taxes
Local Payroll Taxes
Real Estate & Pers. Prop. Taxes
Other:

TOTAL TAXES PAYABLE	0	0	0	0	0	0

OTHER LIABILITIES:
Post Petition Secured Debt
Accrued Interest Payable	45,605	154,355	263,105	371,855	480,605
Other Accrued Liabilities
Redeemable Stock Dividend	7,344	14,688	22,032	29,376	36,720

TOTAL OTHER LIABILITIES	52,949	169,043	285,137	401,231	517,325	0

TOTAL POST PETITION DEBT	310,866	581,856	554,504	701,522	754,622	0

CASE NAME: Restoragen, Inc	(revised 3-94)
CASE NUMBER: 02-83998	Schedule D

SUMMARY  OF  SIGNIFICANT  ITEMS

Month of April 2003

1.  Insurance Coverage

	Carrier/ agent Name	Amount of Coverage	Policy Expiration Date	Premium Paid thru Date
Workers’ Compensation	Cincinnati Ins	100,000	8/1/03	7/31/03
General Liability	Cincinnati Ins	1,000,000	8/1/03	7/31/03
Excess Liability	Cincinnati Ins	1,000,000	8/1/03	7/31/03
Other(specify)
Directors & Officers	Twin City Fire Ins	5,000,000	9/1/03	9/1/03
Directors & Officers	XL Speciality	5,000,000	9/1/03	9/1/03
Directors & Officers	Houston Casualty	5,000,000	9/1/03	9/1/03
Directors & Officers	Royal Indemnity	5,000,000	9/1/03	9/1/03
Directors & Officers	Lumbermens	5,000,000	9/1/03	9/1/03
Clinical Trial	Lexington	4,000,000	8/14/03	8/14/03
Health	United Healthcare		9/30/03	9/30/03
Dental	Ameritas		9/30/03	9/30/03
Disability	Jefferson Pilot		6/30/03	4/30/03

2.  Statement of Payments of Secured Creditors

(list all payments made to secured creditors during the month & the purpose for such payment, i.e. Court ordered adequate protection cash collateral payments)

Payee	Description	Amount Paid this Month	Total Paid Post petition

n/a

3.  Tax Payments Made This Month  (Not Accruals)  (attach copies of tax receipts or checks)

	Date Paid	Amount Paid	Post Petition Taxes Still Unpaid(agrees to Sch. C)
Federal Payroll W/H Taxes	4/30/03	13,667
Social Security Taxes	4/30/03	0
Fed. Unemployment Taxes	4/30/03	0
State Payroll W/H Taxes	4/30/03	3,047
State Unemployment Ins	4/30/03	0
State Disability Ins	4/30/03	0
Other - Medicare Taxes	4/30/03	1,402

1

CASE NAME: Restoragen, Inc	(revised 10-96)
CASE NUMBER: 02-83998	Schedule D

SUMMARY  OF  SIGNIFICANT  ITEMS

Month of April 2003

4.  Compensation Payments Made This Month (Not Accruals) - includes expense reimbursments

(List all payments made to owners of proprietorships; partners of partnerships; officers, directors and shareholders of corporations)

Name	Amount	Date of Court Order Authorizing Payment
Ashleigh Palmer	30,932
David Walker	19,315

5.  Payments Made This Month To Professionals (Not Accruals)

Professional	Amount	Date of Court Order Authorizing Payment
Attorney(s)	83,376
Accountant(s)	972
Management Co.(s)
Appraiser(s)
Other (specify)

6.  Record of Disbursement and Payment of Quarterly Fees

Period Ending	*Total Disbursements	Quarterly Totals	Quarterly Fee **	Date Paid	Amount Paid		Check Number
January 03	$526,593
February 03	416,464
March 03	171,601	1,114,658	5,000			$5,000	12387
April	155,363
May	$
June	$	$	$		$
July	$
August	$
September	$	$	$		$
October	$
November	$
December 02	$132,964	$132,964	$750	Jan 24 2003		$250	12283
				Mar 24 2003		$500	12355

*                 Each month list the total money spent for all purposes.  At the end of the quarter, add the monthly totals.  This is the amount used to compute the quarterly fee due the U.S. Trustee, from the table below.

**Effective 10-01-96  [$-0- to $14,999.99 = $250.00]......[$15,000 to $74,999.99 =

$500.00]......[$75,000 to  $149,999.99 = $750.00]......[$150,000 to $224,999.99 =

$1,250.00]......[$225,000 to $299,999.99 = $1,500.00]......[$300,000 to $999,999.99 =

$3,750.00]......[$1,000,000 to $1,999,999.99 = $5,000.00]......[$2,000,000 to $2,999,999.99 =

$7,500.00]......$3,000,000 to $4,999,999.99 = $8,000.00]......[$5,000,000 or more = $10,000.00]

2

Other Expenses – April 2003 ($)

Amortization of Finance Charges	20,833
Computer Expense	1,089
Consulting	3,385
Group Insurance	2,751
Liability Insurance	24,435
Office Expense	578
payroll processing	736
payroll taxes	701
telephone	1,922
utilities	104

Total	56,534

Liability Recap	Taxes Debited	Federal Income Tax		13,666.60
		Earned Income Credit Advances		.00
		Social Security – EE		.00
		Social Security – ER		.00
		Social Security Adj – EE		.00
		Medicare – EE		700.83
		Medicare – ER		700.83
		Medicare Adj – EE		.00
		Federal Unemployment Tax		.00
		State Income Tax		3,046.81
		State Unemployment Insurance – EE		.00
		State Unemployment/Disability Ins - ER		.00
		State Unemployment Insurance Adj – EE		.00
		State Disability Insurance – EE		.00
		State Disability Insurance Adj – EE		.00
		Workers’ Benefit Fund Assessment – EE		.00
		Workers’ Benefit Fund Assessment – ER		.00
		Local Income Tax		.00
		School District Tax		.00
		Total Taxes Debited	Account Number 180127		18,115.06
	Other Transfers	401K	Account Number 180127		.00
		ADP Direct Deposit	Account Number 180127		30,919.11		Total Liability
		Total Amount Debited from your Accounts				49,034.17	49,034.17
	Bank Debits and Other Liability	Checks			.00		49,034.17
		Adjustments/Prepay/Voids			.00		49,034.17
	Taxes – Your Responsibility	None This Payroll
							49,034.17

48,333.34	+
.00	+
700.83	+
.00	+
.00	+

49,034.17	*